UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.      )

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THE PRUDENTIAL SERIES FUND
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THE PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 4, 2009

To the Contract owners:

On November 12, 2008, at a regular meeting of the Board of Trustees of The Prudential Series Fund (PSF or the Trust), the Trustees approved a new subadvisory agreement for the Diversified Conservative Growth Portfolio (the Portfolio), a series of PSF.

Prudential Investments LLC (PI or the Manager), as the investment manager of PSF, has entered into a new subadvisory agreement with Eagle Asset Management (Eagle), as a subadviser for the Portfolio.

This information statement describes the circumstances surrounding the Trustees' approval of the new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Portfolio's investment manager. This information statement does not require any action by you. It is provided to inform you about the addition of Eagle as a subadviser for the Portfolio.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THE PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

March 4,  2009

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the Diversified Conservative Growth Portfolio (the Portfolio), a series of The Prudential Series Fund(PSF or the Trust), pursuant to the terms of an order (the Manager of Managers Order) issued to the Trust by the Securities and Exchange Commission (the SEC). The Manager of Managers Order permits the Portfolio’s manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining contract owner approval.

PSF is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). PSF is organized as a as a Delaware statutory trust. The Board of Trustees of PSF is collectively referred to herein as the “Board” or the “Trustees”. The principal executive offices of PSF are located at 100 Mulberry Street, Newark, NJ 07102. Prudential Investment LLC (PI or the Manager) serves as investment manager of the Trust.

This information statement relates to the approval by the Board of a new subadvisory agreement (the Subadvisory Agreement), as described below:

At a meeting of the Board held on November 12, 2008, the Board unanimously approved a new subadvisory agreement between PI and Eagle Asset Management (Eagle or the Subadviser), with respect to the Portfolio.

In addition to Eagle, the following firms also serve as a subadviser to a portion of each Portfolio’s assets, as described below:

Diversified Conservative Growth Portfolio	Jennison Associates LLC (Jennison) EARNEST Partners LLC (Earnest) Pacific Investment Management Company LLC (PIMCO) Prudential Investment Management, Inc. (PIM)

The subadvisory agreements with all of the subadvisers immediately listed above were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (collectively, the Independent Trustees), on June 10-11, 2008. The beneficial shareholder of the Portfolio approved the subadvisory agreement for Jennison and PIM relating to the Portfolio on June 23, 2008.

The Portfolio will pay for the costs associated with preparing and distributing this information statement to contract owners investing in the Portfolio. The Trust are providing this information statement to contract owners investing in one or more of the Trust as of December 15, 2008. This information statement will be mailed on or about March 20, 2009

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

PSF’s annual and semi-annual reports are sent to contract owners.  Only one report is delivered to multiple contract owners sharing an address unless the Trust receives contrary instructions from one or more of the contract owners.  A copy of the Trust’s most recent annual and semi-annual reports may be obtained without charge by writing PSF at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

 Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C.

NEW SUBADVISORY AGREEMENT

At a meeting of the Board held on November 12, 2008, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint Eagle as a subadviser for the Portfolio.

A copy of the new subadvisory agreement between PI and Eagle and the amended asset aggregation schedule (together, the Subadvisory Agreement) are attached as Exhibit A.

Eagle is located at located at 880 Carillon Parkway, St. Petersburg, FL 33716. Information on the management of Eagle and other funds managed by the Subadviser is set forth in Exhibit B.

Board Consideration of Subadvisory Agreement:

The Board of PSF considered whether the approval of the Subadvisory Agreement with Eagle was in the best interests of the Portfolio and its contract owners. Before approving the Subadvisory Agreement, the Trustees reviewed performance, compliance and organization materials regarding Eagle and received presentations from PI, as well as from representatives of Eagle. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with their consideration. In making the determination to retain Eagle as subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by RS Investments under the current subadvisory agreement and those that would be provided by Eagle under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that RS Investments and Eagle were each required to provide day-to-day portfolio management services and comply with all Trust policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the Eagle management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Eagle. The Board noted that it received a favorable compliance reports from PI compliance as to Eagle. The Board further noted that the current subadvisory agreement for the AST Small-Cap Growth Portfolio (the Small-Cap Growth Portfolio) had been considered and renewed by the Board in June 2008 as part of its annual consideration of the renewal of such agreement, and that it had also considered the nature, quality, and extent of services provided by Eagle for a domestic small-cap growth investment mandate at that time.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Eagle and that there was a reasonable basis on which to conclude that the Portfolio would benefit from the subadvisory services to be provided by Eagle under the new subadvisory agreement.

Performance

The Board received and considered information regarding the performance of other investment companies managed by Eagle utilizing investment styles and strategies similar to that proposed for the Portfolio. The Board further noted that the current subadvisory agreement for the Small-Cap Growth Portfolio had been considered and renewed by the Board in June 2008 as part of its annual consideration of the renewal of such agreement, and that it had also considered the historical performance of Eagle’s domestic small-cap growth investment strategy at that time.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Eagle under the proposed new subadvisory agreement, which are lower than the fee rates under the agreement with RS Investments. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. Instead, the decrease will increase the net fee retained by the Manager.

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Profitability

Because the engagement of Eagle with respect to the Portfolio is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor with respect to the Portfolio. The Board noted, however, that the current subadvisory agreement for the Small-Cap Growth Portfolio had been considered and renewed by the Board in June 2008 as part of its annual consideration of the renewal of such agreement, and that it had and that it had determined Eagle’s profitability with respect to all assets managed by Eagle to be reasonable at that time. The Board also noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, PI pays the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Eagle and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Eagle included the ability to use soft dollar credits, brokerage commissions received by affiliates of Eagle, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Portfolio and its contract owners.

Terms of the Subadvisory Agreement

Under the Subadvisory Agreement Eagle is compensated by the Manager (and not by the Portfolio) at the following annual rates:

Portfolio	Subadviser	Subadvisory Fee
Diversified Conservative Growth Portfolio	Eagle Asset Management	0.45% for the first $100 million in average daily net assets directly managed by Eagle and 0.40% on average daily net assets directly managed by Eagle over $100 million*

________

* For purposes of calculating the subadvisory fee payable to Eagle, the assets managed by Eagle in the Diversified Conservative Growth Portfolio shall be aggregated with the assets managed by Eagle in the AST Small-Cap Growth Portfolio.

The Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board, Eagle is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such Portfolio, all in accordance with the investment objectives and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the Investment Company Act, Eagle will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Trustees such periodic and special reports as the Board may reasonably request.

The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the subadvisory agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with the Manager, and (3) the Subadvisory Agreement may be terminated at any time by the subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Eagle will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

MANAGEMENT OF THE TRUST

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 PI serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of January 1, 2006. Entry into the Management Agreement was necessitated by the Trust's reorganization from a Maryland corporation to a Delaware statutory trust. The Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 10-11, 2008. The Management Agreement is substantially similar to a management agreement dated September 7, 2000, as amended and restated April 3, 2002, and as amended and restated as of September 5, 2002 (the September Agreement), which was last approved by the Board of Trustees, including a majority of the Independent Trustees, on June 21, 2006. Contract owners of PSF last approved the September Agreement on January 31, 2001.

As of January 31, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $76.8 billion.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust, PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of each Portfolio and the composition of the Trust’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Trust. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of each Subadviser and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust’s custodian (the Custodian), and the Trust’s transfer agent. The management services of PI to the Trust are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Trust, the Manager bears the following expenses:

•	the salaries and expenses of all of its and the Trust’s personnel except the fees and expenses of Independent Trustees;

•	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust as described below; and
•	the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Manager and such investment subadvisers.

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•	the fees and expenses of Independent Trustees;
•

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

•	the charges and expenses of the Trust’s legal counsel and independent auditors;
•	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
•	the cost of fidelity, directors and officers and errors and omissions insurance;
•

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders;
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or a Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the Investment Company Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The Manager may, from time to time, voluntarily waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio’s total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable contractual management fee rate and the management fees received by the Manager from the Trust for each Portfolio for the indicated fiscal years.

The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc. The current order imposes the following conditions:

1. The Manager will provide general management and administrative services to the Trust including overall supervisory responsibility for the general management and investment of the Trust’s securities portfolio, and, subject to review and approval by the Board, will

(a) set the Portfolios’ overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio’s assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Trust’s investment objectives, policies, and restrictions.

2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

3. The Trust will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio’s subadvisory agreement. The Trust will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Trust will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Trustee or officer of the Trust or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. The Manager will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Trust or the Manager other than by reason of serving a subadviser to one or more Portfolios (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an interested person of the Trust as defined in Section 2(a)(19) of the Investment Company Act (Independent Trustees), and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board’s minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which the Manager or the Affiliated subadviser derives an inappropriate advantage.

The table below sets forth the applicable fee rate and the management fee received by PI from the Portfolio for the most recently completed fiscal year for the Portfolio:

Portfolio	Management fee, as a percentage of average daily net assets (paid monthly)	Aggregate Fee for Fiscal Year 2008
Diversified Conservative Growth Portfolio	0.75 of 1% of the Portfolio's average daily net assets	$817,303

Information about PI

PI is a wholly owned subsidiary of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07012-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077.

Trustees and Officers of PI

The principal occupations of the Trustees and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with Portfolio	Principal Occupations
Judy A. Rice	Director & President

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Stephen Pelletier	President and PEO	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).
Robert F. Gunia	Director & Vice President

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Kathryn L. Quirk	Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Timothy J. Knierim	Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Noreen M. Fierro	Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Deborah A. Docs	Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Custodian

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for the Trust’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent

Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

PMFS has contracted with PNC Global Investment Servicing (U.S.), 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS compensates PNC Global Investment Services for such services.

For the most recently completed fiscal year ended December 31, 2008, the Portfolio incurred the following fees for services provided by PMFS.

Portfolio	Aggregate Fee for Fiscal Year 2008
Diversified Conservative Growth Portfolio	$1,000

Brokerage

For the most recently completed fiscal year, the Trust paid commissions to affiliated broker-dealers as follows:

Portfolio	Affiliated Brokerage Commissions
Diversified Conservative Growth Portfolio	$6

Information about Other Subadvisers and Subadvisory Agreements

Eagle co-subadvises the Portfolio along with other subadvisers.  The table below provides information regarding subadviser fees paid for the fiscal year ended December 31, 2008.

Subadviser*	Effective Fee Rate	Aggregate Fees Paid for Fiscal Year

RS Investment Management Company LLC (RS) (5%)***	0.50% for the first $150 million in average daily net assets directly managed by RS and 0.45% on average daily net assets directly managed by RS over $150 million	$25,185
Eagle Asset Management (Eagle) (5%)****	0.45% for first $100 million in average daily net assets; 0.40% over $100 million in average daily net assets	$885
Jennison Associates LLC (Jennison) (32%)	0.30% for the first $300 million in average daily net assets directly managed by Jennison and 0.25% on average daily net assets directly managed by Jennison over $300 million	$102,311
EARNEST Partners LLC (Earnest) (5%)	0.40% of average daily net assets directly managed by Earnest	$20,910
Pacific Investment Management Company LLC (PIMCO) (40%)	0.250% for the first $1 billion in average daily net assets directly managed by PIMCO and 0.225% on average daily net assets directly managed by PIMCO over $1 billion**	$100,280
Prudential Investment Management, Inc. (PIM) (18%)	0.375% of average daily net assets directly managed by PIM	$81,480
Quantitative Management Associates LLC (QMA)	0.05% of the average daily net assets of the entire Portfolio	$19,746

___________

* Percentage of assets under management provided as of October 22, 2008.

** The assets of each PIMCO-subadvised portfolio managed on behalf of PI and/or AST Investment Services, Inc. (AST) by PIMCO under a total return mandate (as identified and agreed upon by PIMCO and PI/AST) shall be aggregated for purposes of the fee calculation when all such aggregated assets on any day total at least $3 billion. On any day when all such aggregated assets total at least $3 billion, the contractual annual subadvisory fee rate, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. On any day when the aggregated assets total less than $3 billion, the contractual subadvisory fee rate for that day shall be 0.25% of the assets of each PIMCO-subadvised portfolio.

***For the period January 1, 2008 to December 15, 2008

****For the period December 16, 2008 to December 31, 2008. For purposes of calculating the subadvisory fee payable to Eagle, the assets managed by Eagle in the Diversified Conservative Growth Portfolio shall be aggregated with the assets managed by Eagle in the AST Small-Cap Growth Portfolio.

Shareholder Proposals

PSF, as a Delaware statutory trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: March 4, 2009

Exhibit A

The Prudential Series Fund

Diversified Conservative Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 12th day of December, 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Eagle Asset Management (Eagle or the Subadviser), a Florida corporation.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a manager-of-managers style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager copies of all records prepared in connection the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its Advisory Persons (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 880 Carillon Parkway, St. Petersburg, Florida 33733.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	/s/ Timothy Cronin
Name:	Timothy Cronin
Title:	SVP, Investment Management

EAGLE ASSET MANAGEMENT

By:	/s/ Richard J. Rossi
Name:	Richard J. Rossi
Title:	Co-Chief Operating Officer

SCHEDULE A

The Prudential Series Fund

As compensation for services provided by Eagle Asset Management, Prudential Investments LLC will pay Eagle Asset Management a fee on the net assets managed by Eagle Asset Management that is equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Diversified Conservative Growth	0.45% for first $100 million in average daily net assets; 0.40% over $100 million in average daily net assets*

Diversified Conservative Growth

* For purposes of calculating the subadvisory fee payable to Eagle Asset Management, the assets managed by Eagle Asset Management in the Diversified Conservative Growth Portfolio shall be aggregated with the assets managed by Eagle Asset Management in the AST Small-Cap Growth Portfolio of Advanced Series Trust and the Small Capitalization Growth Portfolio of The Target Portfolio Trust.

Dated as of December 12, 2008.

AMENDMENT TO SUBADVISORY AGREEMENTS FOR EAGLE

AST Investment Services, Inc. and/or Prudential Investments LLC and Eagle Asset Management (Subadviser) hereby agree to amend each of the two subadvisory agreements (including amendments) listed below (together, the Agreements) by amending existing Schedule A to each such Agreement, which addresses the level of subadvisory fees under each such Agreement. Existing Schedule A is hereby replaced in its entirety with the attached Amended Schedule A, effective as of April 1, 2009.

The Agreements affected by this Amendment consist of the following:

1.

Subadvisory Agreement, dated as of April 30, 2005, by and among AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.), Prudential Investments LLC, and Subadviser, pursuant to which Subadviser has been retained to provide investment advisory services to the AST Small-Cap Growth Portfolio of Advanced Series Trust;

2.

Subadvisory Agreement, dated as of December 12, 2008, by and between Prudential Investments LLC and Subadviser, pursuant to which Subadviser has been retained to provide investment advisory services to the Diversified Conservative Growth Portfolio of The Prudential Series Fund;

AST Investment Services, Inc. and/or Prudential Investments LLC and Subadviser further agree that Amended Schedule A supersedes any other fee arrangements, written or oral, that may be applicable to the Agreements listed above. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS HEREOF, AST Investment Services, Inc., Prudential Investments LLC, and Eagle Asset Management have duly executed this Amendment as of the date and year first written above.

AST INVESTMENT SERVICES, INC.

By:___________________________

Name:________________________

Title:_________________________

PRUDENTIAL INVESTMENTS LLC

By:___________________________

Name:________________________

Title:_________________________

EAGLE ASSET MANAGEMENT

By:___________________________

Name:________________________

Title:_________________________

Effective Date: April 1, 2009

AMENDED SCHEDULE A FOR EAGLE SUBADVISORY AGREEMENTS

Advanced Series Trust

The Prudential Series Fund

As compensation for services provided by Eagle Asset Management, AST Investment Services, Inc. and/or Prudential Investments LLC (PI), as applicable, will pay Eagle Asset Management an advisory fee on the net assets managed by Eagle Asset Management that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Small-Cap Growth Portfolio of Advanced Series Trust	0.45% for first $100 million in average daily net assets; 0.40% over $100 million in average daily net assets*

Diversified Conservative Growth of The Prudential Series Fund	0.45% for first $100 million in average daily net assets; 0.40% over $100 million in average daily net assets**

_____

* For purposes of calculating the subadvisory fee payable to Eagle Asset Management, the assets managed by Eagle Asset Management in the AST Small-Cap Growth Portfolio of Advanced Series Trust shall be aggregated with the assets managed by Eagle Asset Management in the Diversified Conservative Growth Portfolio of The Prudential Series Fund

** For purposes of calculating the subadvisory fee payable to Eagle Asset Management, the assets managed by Eagle Asset Management in the Diversified Conservative Growth Portfolio of The Prudential Series Fund shall be aggregated with the assets managed by Eagle Asset Management in the AST Small-Cap Growth Portfolio of Advanced Series Trust.

Effective Date: April 1, 2009

Exhibit B

MANAGEMENT OF THE SUBADVISERS

Eagle Asset Management, Inc.

Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St Petersburg, Florida 33716, serves as sub-adviser to various mutual funds, variable insurance funds, separately managed "wrap" accounts, and manages assets for a variety of institutional clients including corporate retirement plans, college/university endowments, and foundations. Eagle specializes in the management of growth-oriented equity strategies, including US small-capitalization, US mid-capitalization and US large-capitalization. Established in 1976, Eagle has approximately $ 11.3 billion of assets under management as of December 31, 2008.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of Eagle.

Name and Address*	Position with and Principal Occupation
Richard K. Riess	Chief Executive Officer
Stephen G. Hill	President and Co-Chief Operating Officer
Richard Rossi	Co-Chief Operating Officer
Eric C. Wilwant	Chief Administrative Officer
James C. Abbott	Senior Vice President
Stephen W. Faber	Corporate Counsel
Damian D. Sousa	Chief Compliance Officer

* The address of each person listed above is Eagle Asset Management, Inc., 880 Carillon Parkway, St Petersburg, Florida 33716.

Comparable Funds for which Eagle Serves as Subadviser

The following table lists certain information regarding funds to which Eagle provides investment advisory services, other than the Fund.

Funds	Eagle Assets as of December 31, 2008 ($million)	Sub-Advisory Fee Paid to Eagle*
American Skandia Small Cap Portfolio	$ 217,742,458	45bps on the first $100 million; and 40 bps thereafter.
Ameritas Small Cap Portfolio	$ 25,704,876	60bps on the first $200 million; and 50 bps thereafter.
AXA Premier Small Cap Growth Fund	$ 285,169,908	60bps on the first $100 million; 55bps from $100 million to $200 million, and 50 bps thereafter.
Mass Mutual Select Small Cap Portfolio	$ 37,504,066	60bps on the first $100 million; 55bps from $100 million to $200 million, and 50 bps thereafter.
Jackson National Life Small Cap Portfolio	$ 166,939,065	45bps on the first $100 million; and 40 bps thereafter.
Ohio National Capital Growth Portfolio	$ 27,076,445	59bps on the first $100 million; 55bps from $100 million to $200 million, and 50bps thereafter.

* Aprincipal investment manager other than Eagle typically charges management fees to these funds that include both sub-advisory fees paid to Eagle and additional management fees paid to the principal manager.

B-1

 Exhibit C

SHAREHOLDER INFORMATION

As of December 15, 2008, the Trustees and officers of the Portfolio, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of December 15, 2008, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

Shareholder Name	Address	Share Class	Shares / Percentage
PLAZ Annuity Attn: Separtate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	9,594,684 / 95.03%

C-1